               PATENT COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT

      PATENT COLLATERAL SECURITY AND PLEDGE AGREEMENT dated as of August 13, 1999 (the "Patent Agreement"), between REPUBLIC TECHNOLOGIES INTERNATIONAL, LLC, a Delaware limited liability company having its principal place of business at 3770 Embassy Parkway, Akron, OH 44333, (the "Borrower"), and BANKBOSTON, N.A., a national banking association having an office at 100 Federal Street, Boston, Massachusetts 02110, as administrative agent (hereinafter, in such capacity, the "Agent") for itself and other lending institutions (hereinafter, collectively, the "Banks") which are, or may in the future become, parties to a Revolving Credit Agreement of even date herewith (as amended and in effect from time to time, the "Credit Agreement"), among the Borrower, the Banks, the Agent and the other parties thereto.

      WHEREAS, it is a condition precedent to the Banks' making any loans or otherwise extending credit to the Borrower under the Credit Agreement that the Borrower execute and deliver to the Agent, for the benefit of the Banks and the Agent, a patent agreement in substantially the form hereof;

      NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                 1. DEFINITIONS.

      Capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Credit Agreement. In addition, the following terms shall have the meanings set forth in this Section 1 or elsewhere in this Patent Agreement referred to below:

      Cast-Roll Patents. All Patents relating to equipment of the Borrower or any of its Subsidiaries that is used exclusively or primarily at the Canton Cast-Roll Facility.

      Patent Agreement. This Patent Collateral Assignment and Security Agreement, as amended and in effect from time to time.

      Patent Collateral. All of the Borrower's right, title and interest in and to all of the Pledged Patents, the Patent License Rights, and all other Patent Rights, and all additions, improvements, and accessions to, all substitutions for and replacements of, and all products and Proceeds (including insurance proceeds) of any and all of the foregoing, and all books and records and technical information and data describing or used in connection with any and all such rights, interests, assets or property.

      Patent License Rights. Any and all past, present or future rights and interests of the Borrower pursuant to any and all past, present and future licensing agreements in favor of the Borrower, or to which the Borrower is a party, pertaining to any Pledged Patents, or Patent Rights, owned or used by third parties in the past, present or future, including the right in the name of the Borrower or the Agent to enforce, and sue and recover for, any past, present or future breach or violation of any such agreement.

      Patent Rights. Any and all past, present or future rights in, to and associated with the Pledged Patents throughout the world, whether arising under federal law, state law, common law, foreign law, or otherwise, including but not limited to the following: all such rights arising out of or associated with the Pledged Patents; the right (but not the obligation) to register claims under any federal, state or foreign patent law or regulation; the right (but not the obligation) to sue or bring opposition or bring cancellation proceedings in the name of the Borrower or the Agent for any and all past, present and future infringements of or any other damages or injury to the Pledged Patents or the Patent Rights, and the rights to damages or profits due or accrued arising out of or in connection with any such past, present or future infringement, damage or injury; and the Patent License Rights.

      Patents. All patents and patent applications, whether United States or foreign, that are owned by the Borrower or in which the Borrower has any right, title or interest, now or in the future, including, without limitation;

            (a) all letters patent of the United States or any other country, and all applications for letters patent of the United States or any other country;

            (b) all re-issues, continuations, divisions, continuations-in-part, renewals or extensions thereof;

            (c) the inventions disclosed or claimed therein, including the right to make, use, practice and/or sell (or license or otherwise transfer or dispose of) the inventions disclosed or claimed therein; and

            (d) the right (but not the obligation) to make and prosecute applications for such Patents.

      Pledged Patents. All Patents, including, without limitation, the Cast-Roll Patents and the patents and patent applications listed on Schedule A hereto (as the same may be amended pursuant hereto from time to time).

      Proceeds. Any consideration received from the sale, exchange, license, lease or other disposition or transfer of any right, interest, asset or property which constitutes all or any part of the Patent Collateral, any value received as a consequence of the ownership, possession, use or practice of any Patent Collateral, and any payment received from any insurer or other person or entity as a result of the destruction or the loss, theft or other involuntary conversion of whatever nature of any right, interest, asset or property which constitutes all or any part of the Patent Collateral.

      PTO. The United States Patent and Trademark Office.

                         2. GRANT OF SECURITY INTEREST.

      To secure the payment and performance in full of all of the Obligations, the Borrower hereby unconditionally grants to the Agent, for the benefit of the Banks, a continuing security interest in and first priority lien on the Patent Collateral; and in furtherance thereof, the Borrower hereby grants, assigns, transfers and conveys to the Agent, for the benefit of the Banks and the Agent, BY WAY OF COLLATERAL SECURITY, all of the Patent Collateral. NEITHER THE AGENT NOR ANY OF THE BANKS ASSUMES ANY LIABILITY ARISING IN ANY WAY BY REASON OF ITS HOLDING SUCH COLLATERAL SECURITY.

      Notwithstanding the foregoing provisions of this Section 2, such grant of security interest shall not extend to, and the term "Patent Collateral" shall not include, any chattel paper, general intangibles and any intellectual property which are now or hereafter held by the Borrower as licensee, lessee or otherwise, to the extent that (i) such chattel paper, general intangibles and such intellectual property are not assignable or capable of being encumbered as a matter of law or under the terms of the license, lease or other agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the licensor or lessor thereof or other applicable party thereto and (ii) such consent has not been obtained; provided, however, that the foregoing grant of security interest shall extend to, and the term "Patent Collateral" shall include, (A) any and all proceeds of such chattel paper, general intangibles and such intellectual property to the extent that the assignment or encumbering of such proceeds is not so restricted and (B) upon any such licensor, lessor or other applicable party consent with respect to any such otherwise excluded chattel paper, general intangibles and such intellectual property being obtained (including, without limitation, any such consent contained in the Other Asset Intercreditor Agreement), thereafter such chattel paper, general intangibles and such intellectual property as well as any and all proceeds thereof that might have theretofore have been excluded from such grant of a security interest and the term "Patent Collateral".

                  3. REPRESENTATIONS, WARRANTIES AND COVENANTS.

      The Borrower represents, warrants and covenants that: except, to the extent the failure of the following to be true would not have a Material Adverse Effect, (i) Schedule A attached hereto sets forth a true and complete list of all of the subsisting patents (federal and foreign) and pending patent applications (federal and foreign) owned by the Borrower (the "Section 3 Patents"); (ii) the issued Section 3 Patents are subsisting and have not been adjudged invalid or unenforceable, in whole or in part, and there is no litigation or proceeding pending concerning the validity or enforceability of the issued Section 3 Patents; (iii) to the best of the Borrower's knowledge, each of the issued Section 3 Patents is valid and enforceable; (iv) to the best of the Borrower's knowledge, there is no infringement by others of the issued Section 3 Patents or Patent Rights;
(v) no claim is pending that the use by the Borrower, or to the knowledge of the Borrower, any licensee of the Borrower, of any of the Section 3 Patents does or may violate the rights of any third person, and to the best of the Borrower's knowledge there is no infringement by the Borrower of the patent rights of others; (vi) the Borrower owns the Section 3 Patents, free and clear of any liens, charges, encumbrances and adverse claims, including without limitation pledges, assignments, licenses, shop rights and covenants by the Borrower not to sue third persons, other than the security agreement and mortgage created by the Security Agreement and this Patent Agreement and other security interests permitted by the Credit Agreement; (vii) the Borrower has the right to enter into this Patent Agreement and perform its terms and has entered and will enter into appropriate agreements with all relevant present and future employees, agents, consultants, licensors and licensees which will enable it to comply with the covenants herein contained; (viii) this Patent Agreement, together with the Security Agreement, will create in favor of the Agent, for the benefit of the Banks, a valid and perfected first priority security interest in the Section 3 Patents upon making the filings referred to in clause (ix) of this Section 3; and (ix) except for the filing of financing statements in the State of Ohio under the Uniform Commercial Code and the filing of this Patent Agreement with the PTO, no authorization, approval or other action by, and no notice to or filing with, any governmental or regulatory authority, agency or office is required either (1) for the grant by the Borrower or the effectiveness of the security interest and assignment granted hereby or for the execution, delivery and performance of this Patent Agreement by the Borrower, or (2) for the perfection of or the exercise by the Agent of any of its rights and remedies hereunder.

                   4. NO TRANSFER OR INCONSISTENT AGREEMENTS.

      Without the Agent's prior written consent, and except for the license of Patent Collateral in the ordinary course of the Borrower's business or as permitted by the Credit Agreement, the Borrower will not (i) mortgage, pledge, assign, encumber, grant a security interest in, transfer, license or alienate any of the Patent Collateral, or (ii) enter into any agreement (for example, a license agreement) that is inconsistent with the Borrower's obligations under this Patent Agreement or the Security Agreement.

                         5. AFTER-ACQUIRED PATENTS, ETC.

      5.1. After-acquired Patents. If, before the Obligations shall have been finally paid and satisfied in full, the Borrower shall obtain any right, title or interest in or to any other or new patents, patent applications or patentable inventions or become entitled to the benefit of any patent application or patent or any reissue, division, continuation, renewal, extension, or continuation-in-part of any of the Patent Collateral or any improvement on any of the Patent Collateral, the provisions of this Patent Agreement shall automatically apply thereto and the Borrower shall provide to the Agent on a quarterly basis a written notice of any new or additional patents (federal or foreign) and patent applications (federal or foreign) of the Borrower in writing and execute and deliver to the Agent such documents or instruments as the Agent may reasonably request further to transfer title thereto to the Agent, for the benefit of the Banks and the Agent to validate the Agent's rights hereunder.

      5.2. Amendment to Schedule. The Borrower authorizes the Agent to modify this Patent Agreement, without the necessity of the Borrower's further approval or signature, only to amend Schedule A hereto to include any future or other Pledged Patents or Patent Rights under Section 2 or Section 5 hereof.

                             6. PATENT PROSECUTION.

      6.1. Borrower Responsible. The Borrower shall assume full and complete responsibility for the prosecution, grant, enforcement or any other necessary or desirable actions in connection with the Patent Collateral, and shall hold the Agent and the Banks harmless from any and all reasonable costs, damages, liabilities and expenses which may be incurred by the Agent or any of the Banks in connection with the Agent's title to any of the Patent Collateral or any other action or failure to act in connection with this Patent Agreement or the transactions contemplated hereby. In respect of such responsibility, the Borrower shall retain qualified counsel.

      6.2. Borrower's Duties, etc. The Borrower shall have the duty, consistent with its reasonable business judgment through qualified counsel, to prosecute diligently any patent applications of the Patents pending as of the date of this Patent Agreement or thereafter that constitute Pledged Patents, to make application for unpatented but reasonably patentable inventions and to preserve and maintain all rights in the Pledged Patents, including without limitation the payment when due of all maintenance fees and other fees, taxes and other expenses which shall be incurred or which shall accrue with respect to any of the Pledged Patents. Any expenses incurred in connection with such applications and actions shall be borne by the Borrower. Except in the exercise of its reasonable business judgment, the Borrower shall not abandon any filed patent application, or any pending patent application or patent, without the consent of the Agent, which consent shall not be unreasonably withheld. The Agent hereby appoints the Borrower as its agent for all matters referred to in the foregoing provisions of this Section 6 and agrees to execute any documents necessary to confirm such appointment. Upon the occurrence and during the continuance of an Event of Default, the Agent may terminate such agency by providing written notice of termination to the Borrower.

      6.3. Borrower's Enforcement Rights. The Borrower shall have the right and the duty, consistent with its reasonable business judgment, to bring suit or other action in the Borrower's own name to enforce the Pledged Patents and the Patent Rights. The Agent shall be required to join in such suit or action as may be necessary to assure the Borrower's ability to bring and maintain any such suit or action in any proper forum so long as the Agent is completely satisfied that such joinder will not subject the Agent or any of the Banks to any risk of liability. The Borrower shall promptly, upon demand, reimburse and indemnify the Agent and the

Banks for all damages, costs and expenses, including reasonable legal fees, incurred by the Agent and any of the Banks pursuant to this Section 6.

      6.4. Protection of Patents, etc. In general, the Borrower shall take any and all such actions (including but not limited to institution and maintenance of suits, proceedings or actions) consistent with its reasonable business judgment as may be necessary or appropriate to properly maintain, protect, preserve, care for and enforce the material Patent Collateral. The Borrower shall not knowingly take or fail to take any action, nor knowingly permit any action to be taken or not taken by others under its control, which would materially affect the validity, grant or enforcement of any of the Patent Collateral.

      6.5. Notification by Borrower. Promptly upon obtaining knowledge thereof, the Borrower will notify the Agent in writing of the institution of, or any final adverse determination in, any proceeding in the PTO or any similar office or agency of the United States or any foreign country, or any court, regarding the validity of any of the Pledged Patents or the Borrower's rights, title or interests in and to any of the Patent Collateral, and of any event which does or reasonably could materially adversely affect the value of any of the Patent Collateral, the ability of the Borrower or the Agent to dispose of any of the Patent Collateral or the rights and remedies of the Agent and the Banks in relation thereto (including but not limited to the levy of any legal process against any of the Patent Collateral).

                          7. LICENSE BACK TO BORROWER.

      Unless and until there shall have occurred and be continuing an Event of Default and the Agent has notified the Borrower that the license granted hereunder is terminated, the Agent hereby grants to the Borrower the sole and exclusive, nontransferable, royalty-free, worldwide right and license under the Patent Collateral to make, have made for it, use, sell and otherwise practice the inventions disclosed and claimed in the Patent Collateral for the Borrower's own benefit and account and for none other; provided, however, that the foregoing right and license shall be no greater in scope than, and limited by, the rights assigned to the Agent, for the benefit of the Banks and the Agent, by the Borrower hereby. Except as permitted under the Credit Agreement, the Borrower agrees not to sell, assign, transfer, encumber or sublicense its interest in the license granted to the Borrower in this Section 7, without the prior written consent of the Agent. Except as permitted under the Credit Agreement, any such sublicenses granted on or after the date hereof shall be terminable by the Agent upon termination of the Borrower's license hereunder.

                                  8. REMEDIES.

      If any Event of Default shall have occurred and be continuing, then at the discretion of the Agent, or upon instructions by the Majority Banks to the Agent, and upon notice by the Agent to the Borrower: (i) the Borrower's license with respect to the Patents as set forth in Section 7 shall terminate; (ii) the Borrower shall immediately cease and desist from the practice, manufacture, use and sale of the inventions claimed, disclosed or covered by the Patents; and (iii) the Agent shall have, in addition to all other rights and remedies given it by this Patent Agreement, the Credit Agreement, the Security Agreement, and the other Loan Documents, those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in the Commonwealth of Massachusetts and, without limiting the generality of the foregoing, the Agent may immediately, without demand of performance and without other notice (except as set forth next below) or demand whatsoever to the Borrower, all of which are hereby expressly waived, and without advertisement, sell or license at public or private sale or otherwise realize upon the whole or from time to time any part of the Patent Collateral, or any interest which the Borrower may have therein, and after deducting from the proceeds of sale or other disposition of the Patent Collateral all expenses (including all reasonable expenses for broker's fees and legal services), shall apply the residue of such proceeds toward the payment of the Obligations as set forth in the Security Agreement. Notice of any sale, license or other disposition of any of the Patent Collateral shall be given to the Borrower at least ten (10) days before the time that any intended public sale or other disposition of such Patent Collateral is to be made or after which any private sale or other disposition of such Patent Collateral may be made, which the Borrower hereby agrees shall be reasonable notice of such public or private sale or other disposition. At any such sale or other disposition, the Agent may, to the extent permitted under applicable law, purchase or license the whole or any part of the Patent Collateral or interests therein sold, licensed or otherwise disposed of.

                            9. COLLATERAL PROTECTION.

      If the Borrower shall fail to do any act that it has covenanted to do hereunder, or if any representation or warranty of the Borrower shall be breached, the Agent, in its own name or that of the Borrower (in the sole discretion of the Agent), may (but shall not be obligated to) do such act or remedy such breach (or cause such act to be done or such breach to be remedied), and the Borrower agrees promptly to reimburse the Agent for any reasonable cost or expense incurred by the Agent in so doing.

                             10. POWER OF ATTORNEY.

      If any Event of Default shall have occurred and be continuing, the Borrower does hereby make, constitute and appoint the Agent (and any officer or agent of the Agent as the Agent may select in its exclusive discretion) as the Borrower's true and lawful attorney-in-fact, with the power to endorse the Borrower's name on all applications, documents, papers and instruments necessary for the Agent to use any of the Patent Collateral, to practice, make, use or sell the inventions disclosed or claimed in any of the Patent Collateral, to grant or issue any exclusive or nonexclusive license of any of the Patent Collateral to any third person, or necessary for the Agent to assign, pledge, convey or otherwise transfer title in or dispose of the Patent Collateral or any part thereof or interest therein to any third person, and, in general, to execute and deliver any instruments or documents and do all other acts which the Borrower is obligated to execute and do hereunder. The Borrower hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof, and releases the Agent from any claims, liabilities, causes of action or demands arising out of or in connection with any action taken or omitted to be taken by the Agent under this power of attorney (except for the Agent's or any Such Person's gross negligence or willful misconduct). This power of attorney shall be irrevocable for the duration of this Patent Agreement.

                             11. FURTHER ASSURANCES.

      The Borrower shall, at any time and from time to time, and at its expense, make, execute, acknowledge and deliver, and file and record as necessary or appropriate with governmental or regulatory authorities, agencies or offices, such agreements, assignments, documents and instruments, and do such other and further acts and things (including, without limitation, obtaining consents of third parties), as the Agent may request as necessary to implement and effect fully the intentions, purposes and provisions of this Patent Agreement, or to assure and confirm to the Agent the grant, perfection and priority of the Agent's security interest in any of the Patent Collateral.

                                12. TERMINATION.

      At such time as all of the Obligations have been finally paid and satisfied in full, this Patent Agreement shall terminate and the Agent shall, upon the written request and at the expense of the Borrower, execute and deliver to the Borrower all deeds, assignments and other instruments as may be necessary or proper to reassign and reconvey to and re-vest in the Borrower the entire right, title and interest to the Patent Collateral previously granted, assigned, transferred and conveyed to the Agent and the Banks by the Borrower pursuant to this Patent Agreement, as fully as if this Patent Agreement had not been made, subject to any disposition of all or any part thereof which may have been made by the Agent and the Banks pursuant hereto or the Security Agreement.

                             13. COURSE OF DEALING.

      No course of dealing among the Borrower, the Banks and the Agent, nor any failure to exercise, nor any delay in exercising, on the part of the Agent or any of the Banks, any right, power or privilege hereunder or under the Security Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                                  14. EXPENSES.

      Any and all reasonable fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and legal expenses incurred by the Agent in connection with the preparation of this Patent Agreement and all other documents relating hereto, the consummation of the transactions contemplated hereby or the enforcement hereof, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise protecting, maintaining or preserving any of the Patent Collateral, or in defending or prosecuting any actions or proceedings arising out of or related to any of the Patent Collateral, shall be borne and paid by the Borrower.

                              15. OVERDUE AMOUNTS.

      Until paid, all amounts due and payable by the Borrower hereunder shall be a debt secured by the Patent Collateral and other Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Credit Agreement.

                16. NO ASSUMPTION OF LIABILITY; INDEMNIFICATION.

      NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, NEITHER THE AGENT NOR ANY BANK ASSUMES ANY LIABILITIES OF THE BORROWER WITH RESPECT TO ANY CLAIM OR CLAIMS REGARDING THE BORROWER'S OWNERSHIP OR PURPORTED OWNERSHIP OF, OR RIGHTS OR PURPORTED RIGHTS ARISING FROM, ANY OF THE PATENT COLLATERAL OR ANY PRACTICE, USE, LICENSE OR SUBLICENSE THEREOF, OR ANY PRACTICE, MANUFACTURE, USE OR SALE OF ANY OF THE INVENTIONS DISCLOSED OR CLAIMED THEREIN, WHETHER ARISING OUT OF ANY PAST, CURRENT OR FUTURE EVENT, CIRCUMSTANCE, ACT OR OMISSION OR OTHERWISE. ALL OF SUCH LIABILITIES SHALL BE EXCLUSIVELY BORNE BY THE BORROWER, AND THE BORROWER SHALL INDEMNIFY THE AGENT AND THE BANKS FOR ANY AND ALL COSTS, EXPENSES, DAMAGES AND CLAIMS, INCLUDING LEGAL FEES, INCURRED BY THE AGENT OR ANY BANK WITH RESPECT TO SUCH LIABILITIES.

                       17. RIGHTS AND REMEDIES CUMULATIVE.

      All of the Agent's and the Banks' rights and remedies with respect to the Patent Collateral, whether established hereby or by the Security Agreement or by any other agreements or by law, shall be cumulative and may be exercised singularly or concurrently.

                                  18. NOTICES.

      All notices and other communications made or required to be given pursuant to this Patent Agreement shall be in writing and shall be delivered in hand, mailed by United States registered or certified first-class mail, postage prepaid, or sent by telegraph, telecopy or telex and confirmed by delivery via courier or postal service, addressed as set forth in Section 20 of the Credit Agreement.

      Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer, (ii) if sent by registered or certified first-class mail, postage prepaid, two (2) Business Days after the posting thereof, and (iii) if sent by telegraph, telecopy, or telex, at the time of the dispatch thereof, if in normal business hours in the country of receipt, or otherwise at the opening of business on the following Business Day.

                            19. AMENDMENT AND WAIVER.

      This Patent Agreement is subject to modification only by a writing signed by the Agent (with the consent of the Majority Banks) and the Borrower, except as provided in Section 5.2. The Agent shall not be deemed to have waived any right hereunder unless such waiver shall be in writing and signed by the Agent and the Majority Banks. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion.

                   20. GOVERNING LAW; CONSENT TO JURISDICTION.

      THIS PATENT AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. The Borrower agrees that any suit for the enforcement of this Patent Agreement may be brought in the courts of the Commonwealth of Massachusetts or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Borrower by mail at the address specified in
Section 18. The Borrower hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

                            21. WAIVER OF JURY TRIAL.

      THE BORROWER WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS PATENT AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Borrower waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Borrower (i) certifies that neither the Agent or any Bank nor any representative, agent or attorney of the Agent or any Bank has represented, expressly or otherwise, that the Agent or any Bank would not, in the event of litigation, seek to enforce the foregoing waivers, and (ii) acknowledges that, in entering into the Credit Agreement and the other Loan Documents to which the Agent or any Bank is a party, the Agent and the Banks are relying upon, among other things, the waivers and certifications contained in this Section 21.

                    22. OTHER ASSET INTERCREDITOR AGREEMENT.

      This Agreement is subject to the terms of the Other Asset Intercreditor Agreement.

                               23. MISCELLANEOUS.

      The headings of each section of this Patent Agreement are for convenience only and shall not define or limit the provisions thereof. This Patent Agreement and all rights and obligations hereunder shall be binding upon the Borrower and its respective successors and assigns, and shall inure to the benefit of the Agent, the Banks and their respective successors and assigns. In the event of any irreconcilable conflict between the provisions of this Patent Agreement and the Credit Agreement, or between this Patent Agreement and the Security Agreement, the provisions of the Credit Agreement or the Security Agreement, as the case may be, shall control. If any term of this Patent Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Patent Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Borrower acknowledges receipt of a copy of this Patent Agreement.

                  [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, this Patent Agreement has been executed as of the day and year first above written.

                                    REPUBLIC TECHNOLOGIES INTERNATIONAL, LLC


                                    By:________________________________
                                         Name:
                                         Title:

                                    BANKBOSTON, N.A., as Agent


                                    By:________________________________
                                         Name:
                                         Title:

                          CERTIFICATE OF ACKNOWLEDGMENT


COMMONWEALTH OR STATE OF _______________________)
                                                )  ss.
COUNTY OF ______________________________________)

      Before me, the undersigned, a Notary Public in and for the county aforesaid, on this __ day of August, 1999, personally appeared _______________________________ to me known personally, and who, being by me duly sworn, deposes and says that he is the ______________________________ of REPUBLIC TECHNOLOGIES INTERNATIONAL, LLC, and that said instrument was signed and sealed on behalf of said corporation by authority of its [___________], and said _______________________________ acknowledged said instrument to be the free act and deed of said corporation.

                                   ______________________________
                                   Notary Public
                                   My commission expires:

                                   SCHEDULE A

                           ISSUED AND PENDING PATENTS

                          Patents Issued by U.S. Patent
                              and Trademark Office

Patent No.    Issue Date   Inventor(s)                   Title
----------    ----------   -----------                   -----

4,238,230      12/09/80    Bucher, et al.      Process for Producing
                                               Free-Machining Steel [Casting]

4,289,548      09/15/81    Bucher, et al.      High Strength Cold Finished Bars
                                               [Steels Containing Vanadium and
                                               Nitrogen]

4,507,949      04/02/85    Killilea            Apparatus for Cooling a
                                               Hot-Rolled Product

4,520,861      06/04/85    Sobolewski, et al.  Method and Apparatus for
                                               Alloying Continuously Cast Steel
                                               Products

4,538,669      09/03/85    Markarian, et al.   Distortion Measurement in Casting

4,741,786      05/03/88    Birman, et al.      Cold Drawn Free-Machining Steel
                                               Bar Including Bismuth

4,806,177      02/21/89    Held, et al.        As-Hot Rolled Bar Steel

4,880,479      11/14/89    Birman, et al.      Cold Drawn Free-Machining
                                               Resulfurized and Rephosphorized
                                               Steel Bars Having Controlled
                                               Mechanical Properties and
                                               Controlled Machinability
                                               [Tensile Strength]

5,854,749      12/29/98    Kellams, et al.     Custom Quality Control
                                               Monitoring Of A Steel Making
                                               Process

5,820,364      10/13/98    Hazard              Reheat Furnace Apparatus And
                                               Method Of Use

5,833,044      11/10/98    Canzutti, et al.    Method And Apparatus For
                                               Manipulating The Orientation Of
                                               Workpieces

PCT/US96/12648

                        Patents Pending with U.S. Patent
                              and Trademark Office

Serial No.    Filing Date  Inventor(s)                   Title
----------    -----------  -----------                   -----

08/924,068

09/033,127

09/039,034

09/065,298

Serial No.    Filing Date  Inventor(s)                   Title
----------    -----------  -----------                   -----

09/065,804

09/074,140

09/074,797

                     Foreign Patents and Patent Applications

CANADA

Patent No.    Issue Date   Inventor(s)                   Title
----------    ----------   -----------                   -----

1,137,593     12/14/82     Hostetter, et al.   Control System for Bar Mill
                                               Roll Housings

1,125,915     6/15/82      Clymer, et al.      Electro-optical gauging system
                                               for dimensions and profile